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                                                                EXHIBIT 10.29


                               SECOND AMENDMENT TO

                             PARTICIPATION AGREEMENT

        THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of August 17, 2001, is entered into by and among:

               (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");

               (2) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (f/k/a First Security Bank, National Association), not in its individual capacity but solely as Certificate Trustee., as "Certificate Trustee" under the Participation Agreement referred to in Recital A below (in such capacity, "Certificate Trustee");

               (3) WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (f/k/a First Security Trust Company of Nevada), not in its individual capacity but solely as Agent (in such capacity, "Agent"); and

               (4) Each of the financial institutions currently a "Participant" under Participation Agreement referred to in Recital A below (collectively in such capacity, the "Participants").

                                 R E C I T A L S

        A. Lessee, Certificate Trustee, Agent and the Participants are parties to that certain Participation Agreement, dated as of April 20, 2001 (the "Participation Agreement"), which was amended by the First Amendment to Participation Agreement dated as of July 13, 2001.

        B. Lessee, Certificate Trustee, Agent and the Participants now wish to amend the Participation Agreement to clarify certain provisions and have agreed to effect such amendments upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

       Section 1. Definitions; Interpretation. Unless otherwise indicated in this Amendment, (a) each term set forth in Appendix I to the Participation Agreement, when used in this Amendment, shall have the meaning given to that term in such Appendix I and (b) the rules of interpretation set forth in Appendix I to the Participation Agreement shall apply to this Amendment and are incorporated herein by this reference.

       Section 2. Amendments to Participation Agreement. The Participation Agreement is hereby amended as follows:

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              (a) Section 5.3(c) is amended to read in its entirety as follows:

              Minimum Consolidated Tangible Net Worth. Lessee will maintain Consolidated Tangible Net Worth (exclusive of the cumulative translation adjustment account as reported in the consolidated balance sheet of Lessee and its Subsidiaries as of such date) as of the end of each fiscal quarter of not less than (i) $1,100,000,000 plus (ii) one hundred percent (100%) of the Net Proceeds received by Lessee or any of its Subsidiaries from the sale or issuance of equity securities (including equity securities issued upon the conversion of Subordinated Debt or (regardless of whether included in the definition of "Subordinated Debt") Existing Subordinated Debt) to any Person other than Lessee or any of its Subsidiaries after July 1, 2001, plus (iii) eighty percent (80%) of the sum of Consolidated Net Income, if such sum is positive, for each fiscal quarter elapsed after July 1, 2001, minus (iv) the net value of Lessee stock not exceeding $250,000,000 in aggregate amount repurchased by Lessee pursuant to employee stock ownership and purchase plans (provided that Lessee shall not so repurchase stock in an aggregate amount which exceeds five percent (5%) of its stock outstanding as of the last day of such fiscal quarter).

              (b) Section 5.3(d) is amended to read in its entirety as follows:

              Debt Service Coverage Ratio. Lessee will maintain a ratio of (i) Consolidated EBITDA to (ii) the sum of Consolidated CMLTD, plus Consolidated Interest Expense, plus Capitalized Interest, that is not less than 2.00 to 1.00 for the fiscal quarter ending September 30, 2002 and each subsequent fiscal quarter, calculated as of the end of each such fiscal quarter.

              (c) Section 5.3 is amended to add new clauses (f) and (g):

                     (f) Cash Coverage Ratio. Lessee shall maintain a ratio of
              cash to Senior Debt of 1.35:1; provided, however, that at any time on or after November 15, 2002, this covenant shall be terminated if the following conditions are met: (i) Consolidated Tangible Net Worth is greater than $1,900,000,000 as of the end of the most current fiscal quarter covered by the last compliance certificate delivered by Lessee pursuant to Section 5.1(a)(iii) of the Participation Agreement; (ii) Lessee is in compliance with Section 5.3(d); and (iii) no other Event of Default shall have occurred or shall be occurring. For the purpose of this clause (f), "cash" shall mean unrestricted and unencumbered cash, cash equivalents and marketable securities classified on Lessee's balance sheet, on a consolidated basis, as current assets in accordance with GAAP.

                     (g) Minimum Quarterly Consolidated EBITDA. Lessee shall not permit its Consolidated EBITDA for each of the fiscal quarters on the last day of such fiscal quarter set forth below to be less than the respective amounts set forth below:



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                      September 2001               $(130,000,000)
                      December 2001                $ (30,000,000)
                      March 2002                   $  10,000,000
                      June 2002                    $  10,000,000

              (d) Appendix I is amended by adding thereto, in the appropriate alphabetical order, the following definitions:

              "Intangible Assets" shall have the meaning given to that term in the definition of "Consolidated Tangible Net Worth" in this Appendix I.

              "Net Proceeds" shall mean, with respect to any sale of any asset (including any sale of assets to be leased back in connection with a "synthetic" lease of such assets) or any sale or issuance of any Indebtedness or equity securities by any Person, the aggregate consideration received by such Person (excluding Intangible Assets directly or indirectly received) from such sale or issuance less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and other costs and expenses directly related to such sale or issuance that are to be paid by such Person.

              (e) Appendix I is further amended by changing the following definitions to read in their entirety as follows:

              "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Reference Rate in effect on such day and
       (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Reference Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Reference Rate or the Federal Funds Effective Rate, respectively, plus, in either case, at any time that Lessee is required to perform its obligations under Section 5.3(f) of the Participation Agreement, 1/4 of 1% per annum, plus, in either case, if a Lease Event of Default exists, 2% per annum.

              "Applicable Interest Rate Margin" shall mean, for each Payment Period, the interest rate margin set forth below (expressed in a percentage) opposite the Pricing Level for that Payment Period:




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                Pricing Level                Applicable Margin

                      I                             1.25%
                      II                            1.50%
                      III                           1.75%

       ; provided, however, at any time that Lessee is required to perform its obligations under Section 5.3(f) of the Participation Agreement, the Applicable Margin shall be 2.00%; provided, further, if a Lease Event of Default exists, the Applicable Margin set forth opposite the Pricing Levels stated above or in the immediately preceding proviso shall be increased by 2.00%.

              "Applicable Yield Rate Margin" shall mean, for each Payment Period, the interest rate margin set forth below (expressed in a percentage) opposite the Pricing Level for that Payment Period:

                Pricing Level                Applicable Margin

                      I                             2.25%
                      II                            2.50%
                      III                           2.75%

       ; provided, however, at any time that Lessee is required to perform its obligations under Section 5.3(f) of the Participation Agreement, the Applicable Margin shall be 3.00%; provided, further, if a Lease Event of Default exists, the Applicable Margin set forth opposite the Pricing Levels stated above or in the immediately preceding proviso shall be increased by 2.00%.

              "Consolidated Tangible Net Worth" shall mean, as of any date of determination, Consolidated Total Assets minus Consolidated Total Liabilities, minus (a) all assets which would be classified in a separate account as intangible assets in accordance with GAAP, including goodwill, organizational expense, research and development expense, capitalized software, patent applications, patents, trademarks, trade names, brands, copyrights, trade secrets, customer lists, licenses, franchises and covenants not to compete ("Intangible Assets"), (b) all unamortized debt discount and expense and (c) all treasury stock; provided, however, that to the extent otherwise included in the amount set forth in the foregoing clause (a) of this definition, there shall be excluded from such amount the sum of all engineering costs incurred in connection with the development of major production capabilities at new manufacturing facilities or refurbishment of an existing facility or with respect to introducing a new manufacturing process to existing or new manufacturing facilities and which are classified as a fixed asset and capitalized on the consolidated balance sheet of Lessee in accordance with GAAP.



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       Section 3. Representations and Warranties. Lessee hereby represents and warrants to Certificate Trustee, Agent and the Participants that, after giving effect to the provisions hereunder, the following will be true and correct on the date hereof:

              (a) The representations and warranties of Lessee set forth in
       Section 4.1 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

              (b) No Lease Default or Lease Event of Default has occurred and is continuing; and

              (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this
Section 3 that, on and after the date hereof, such term includes this Amendment.)

       Section 4. Effectiveness of Amendments. The amendments set forth in
Section 2 above shall become effective upon receipt by Agent (a) of this Amendment duly executed by Lessee, Certificate Trustee, Agent and the Required Participants, (b) for the benefit of each Participant that duly executes this Amendment prior to 5:00 P.M. San Francisco time on August 17, 2001 amendment fees equal to two-tenths of one percent (0.20%) of each such Participant's respective Commitment and (c) that certain Second Amendment to Amended and Restated Participation Agreement dated as of August 17, 2001 duly executed by and among Lessee, ABN AMRO Bank, as Agent for the Lessors and Participants, and the Lessors and the Participants party thereto. Upon such receipt, this Amendment shall be deemed to amend the Participation Agreement from the original date thereof as though incorporated in the Participation Agreement as originally executed; subject, however, to the following: in order to more accurately reflect the intention of the parties, the following amendments set forth in
Section 2 above shall be effective as of March 31, 2001: (i) the definition of "Consolidated Tangible Net Worth"; (ii) the definition of "Intangible Assets"; and (iii) the definition of "Net Proceeds."

       Section 5. Effect of this Amendment. During the period that the amendments set forth in Section 2 above are effective, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended by this Amendment. Except as expressly amended pursuant hereto: (a) the Participation Agreement and the other Operative Documents shall remain unchanged and in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Certificate Trustee, Agent or the Participants, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

       Section 6.    Miscellaneous.




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       (a) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Lessee, Certificate Trustee, Agent and the Participants and their respective permitted successors and assigns. All references in this Amendment to any Person shall be deemed to include all successors and assigns of such Person.

       (b) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                            [Signature pages follow]




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        IN WITNESS WHEREOF, Lessee, Certificate Trustee, Agent and the
Participants have caused this Second Amendment to Participation Agreement to be executed as of the day and year first above written.

LESSEE:                          LSI LOGIC CORPORATION

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


CERTIFICATE TRUSTEE:             WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION (f/k/a First
                                    Security Bank, National
                                    Association), not in its
                                    individual capacity but solely
                                    as Certificate Trustee

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


AGENT:                           WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION
                                    (f/k/a First Security Trust Company of
                                    Nevada), not in its individual capacity but solely as Agent

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


PARTICIPANTS:                    BANC OF AMERICA LEASING & CAPITAL, LLC

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



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                                 BANK OF AMERICA, NATIONAL ASSOCIATION

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 GOLDEN STATE SANWA BANCLEASING

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 KEY CORPORATE CAPITAL, INC.

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 THE BANK OF NOVA SCOTIA

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 FLEET NATIONAL BANK

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 BNP PARIBAS

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




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                                 UNION BANK OF CALIFORNIA, N.A.

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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